Prepaid Expenses and Other Assets	6 Months Ended
Jun. 30, 2023
Prepaid Expenses and Other Assets [Abstract]
Prepaid expenses and other assets

Note 3. Prepaid expenses and other assets

At June 30, 2023 and December 31, 2022, prepayment and other current assets consisted of the following:

	June 30,	December 31,
	2023	2022

Prepayment	$1,427,559	$418,642
Advance to suppliers	204,329	3,731
Deposits	246,911	123,012
Other receivables	1,157,566	792,034
	$3,036,365	$1,337,419

The prepayment includes payments of advertisement expenses, insurance premiums, rental expenses, travel package costs and professional fees. The deposits are mainly related to equipment, office and warehouse refundable security deposit and payment service provider rolling reserves. The other receivables are mainly related to advance to employees and non-trade receivables due from third parties.